GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
450 LEXINGTON AVENUE  NEW YORK  N.Y. 10017


                    Notice of Annual Meeting of Stockholders


                                                              February 28, 2005
To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.


NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of General American Investors Company, Inc. will be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 13, 2005 at 10:00 a.m., New York Time, for the purpose of

     (a) Electing directors, nine to be elected by the holders of both the Company's Common Stock and its 5.95% Cumulative Preferred Stock, Series B ("Preferred Stock") voting together as a single class and two to be elected only by the holders of the Company's Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified; and

     (b) Ratifying or rejecting the appointment by the Audit Committee of the Company (which was approved by the Board of Directors of the Company) of the firm of Ernst & Young LLP to be the auditors of the Company for the year ending December 31, 2005; and

     (c) Transacting any and all such other business as may properly come before the meeting or any adjournment or adjournments thereof in connection with the foregoing or otherwise.

The minute books of the Company, containing the minutes of all meetings of the Board of Directors since the last annual meeting of the stockholders, will be presented to the meeting and will be open to the inspection of the stockholders.

The close of business on February 22, 2005 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

This notice and related proxy material is expected to be mailed on or about February 28, 2005.

                                             By order of the Board of Directors,


                                             CAROLE ANNE CLEMENTI
                                             Secretary



If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope.

GENERAL AMERICAN INVESTORS COMPANY, INC.
--------------------------------------------------------------------------------
450 LEXINGTON AVENUE  NEW YORK  N.Y. 10017




                                 PROXY STATEMENT


                                                               February 28, 2005

This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the "Company" or the "Corporation") of proxies to be used at the annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, N.Y., on Wednesday, April 13, 2005 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time insofar as they have not been exercised, by written notice to the Secretary of the Company or by attendance at the Annual Meeting.

The close of business on February 22, 2005 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, in favor of the directors named herein and to approve the appointment of Ernst & Young LLP as auditors.

As of February 22, 2005, the Company had outstanding 29,093,412 shares of Common Stock, $1 par value, and 8,000,000 shares of 5.95% Cumulative Preferred Stock, Series B ("Preferred Stock"), $1 par value, each share carrying one vote.

The Annual Report of the Company, including audited financial statements for the fiscal year ended December 31, 2004, is enclosed in this mailing. This proxy statement and form of proxy are first being mailed to stockholders on or about February 28, 2005. The Company will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling Carole Anne Clementi, Corporate Secretary of the Company, at 1-800-436-8401.

The Company intends to treat properly executed proxies that are marked "abstain" or "withhold," including "broker non-votes" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), as present for purposes of determining the existence of a quorum for the transaction of business. A quorum will consist of a majority of the shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy. The election of the Company's directors requires a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP. In accordance with Delaware law, only votes cast "for" a matter constitute affirmative votes. Accordingly, votes that are withheld or abstentions from voting are not votes cast "for" a particular matter, and such votes have the same effect as negative votes or votes "against" a particular matter. Because of the routine nature of the items of business presented in this proxy statement, the rules of The New York Stock Exchange, Inc. permit member brokers who do not receive instructions from their customers who are beneficial owners of the Company's shares to vote their customer's shares on these items of business.
1

A.   Respecting the Election of Directors
     ------------------------------------
At the meeting, eleven directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Nine directors are to be elected by the holders of both the Company's Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company's Preferred Stock. Directors are to be elected by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on Directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. All of the persons named below are incumbent directors. They have agreed to serve if elected. Information in the following table is as of December 31, 2004.

                                      Directors
Name, Address (1), Age,
Position(s) with Company and          Principal Occupation(s)
Length of Time Served(2)              During Past 5 Years                       Other Directorships and Affiliations
------------------------------------------------------------------------------------------------------------------------------------
Independent  Directors
------------------------------------------------------------------------------------------------------------------------------------
Lawrence B. Buttenwieser (73)         Counsel since 2002 and
Director since 1967                   Partner (1966-2002),
Chairman since 1995                   Katten Muchin Zavis Rosenman
                                        and predecessor firms (lawyers)


Arthur G. Altschul, Jr.(3)(40)        Managing Member,                          Delta Opportunity Fund, Ltd., Director
Director since 1995                   Diaz & Altschul Capital                   Medicis Pharmaceutical Corporation, Director
                                        Management, LLC                         Neurosciences Research Foundation, Trustee
                                        (investments and securities)

Lewis B. Cullman (86)                 Managing Member,                          Chess-in-the-Schools, Chairman, Board of Trustees
Director since 1961                   Cullman Ventures LLC                      Metropolitan Museum of Art, Honorary Trustee
                                        (formerly Cullman Ventures, Inc.)       Museum of Modern Art, Vice Chairman,
                                                                                  International Council and Honorary Trustee
                                                                                Neurosciences Research Foundation, Vice Chairman,
                                                                                  Board of Trustees
                                                                                The New York Botanical Garden, Senior Vice Chairman,
                                                                                  Board of Managers

Gerald M. Edelman (75)                Member and Chairman of the                Neurosciences Institute of the
Director since 1976                     Department of Neurobiology,               Neurosciences Research Foundation,
                                      The Scripps Research Institute              Director and President

John D. Gordan, III (59)              Partner,
Director since 1986                   Morgan, Lewis & Bockius LLP
                                        (lawyers)

Sidney R. Knafel(3)(74)               Managing Partner,                         IGENE Biotechnology, Inc., Director
Director since 1994                   SRK Management Company                    Insight Communications Company, Inc.,
                                        (private investment company)              Chairman, Board of Directors



2                     (continued on page 3)

Name, Address(1), Age,
Position(s) with Company and          Principal Occupation(s)
Length of Time Served (2)             During Past 5 Years                       Other Directorships and Affiliations
------------------------------------------------------------------------------------------------------------------------------------
Richard R. Pivirotto (74)             President,                                Associated Community Bancorp, Inc., Director
Director since 1971                   Richard R. Pivirotto Co., Inc.            General Theological Seminary, Trustee
                                        (self-employed consultant)              Greenwich Hospital Corporation, Trustee
                                                                                Immunomedics, Inc., Director
                                                                                New York Life Insurance Company, Director
                                                                                Princeton University, Charter Trustee Emeritus

D. Ellen Shuman (49)                  Vice President and Chief                  Bowdoin College, Trustee
Director since 2004                   Investment Officer,                       The Investment Fund for Foundations, Director
                                      Carnegie Corporation of                   Edna McConnell Clark Foundation, Investment Advisor
                                        New York                                Meristar Hospitality Corporation, Director

Joseph T. Stewart, Jr. (75)           Corporate director and trustee            Foundation of the University of
Director since 1987                   Executive Consultant,                       Medicine and Dentistry of New Jersey, Trustee
                                      Johnson & Johnson                         Marine Biological Laboratory, Member,
                                        (1990-1999)                               Advisory Council
                                                                                United States Merchant Marine Academy, Trustee,
                                                                                  Board of Advisors
                                                                                United States Merchant Marine Academy Foundation,
                                                                                  Trustee

Raymond S. Troubh (78)                Financial Consultant                      Diamond Offshore Drilling, Inc., Director
Director since 1989                                                             Gentiva Health Services, Inc., Director
                                                                                Petrie Stores Liquidating Trust, Trustee
                                                                                Portland General Electric Company, Director
                                                                                Triarc Companies, Inc., Director
                                                                                WHX Corporation, Director


Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Spencer Davidson(4)(62)               President and Chief Executive             Medicis Pharmaceutical Corporation, Director
Director, President and Chief           Officer                                 Neurosciences Research Foundation, Trustee
  Executive Officer since 1995        General American Investors
                                        Company, Inc.


1  The address of each director is: c/o General American Investors Company, Inc., 450 Lexington Avenue, Suite 3300, New York,
   NY 10017.
2  Each director is elected for a one year term of office.
3  Messrs. Altschul and Knafel have been designated as the Preferred Stock directors and are to be elected only by the holders of the Company's Preferred Stock.
4  Mr. Davidson is an "interested person," as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Company.

3

                        Security Ownership of Management
                        --------------------------------

The following table sets forth certain information as of December 31, 2004 with respect to the beneficial ownership of the Company's Common Stock and Preferred Stock by each person who is known to the Company to have beneficial ownership of more than 5% of the outstanding shares of Common Stock or Preferred Stock, each director, each officer and all directors and officers of the Company as a group.

                                  Name of                               Amount and Nature of
        Title of Class       Beneficial Owner                           Beneficial Ownership(1)          Percent of Class
------------------------------------------------------------------------------------------------------------------------------------
        Common Stock        Arthur G. Altschul, Jr.                           560,707(2)                        1.92%
                            Lawrence B. Buttenwieser                          735,725(3)                        2.52
                            Lewis B. Cullman                                    5,183(4)                         .02
                            Spencer Davidson                                  859,907(2)                        2.94
                            Gerald M. Edelman                                   2,274                            .01
                            John D. Gordan, III                               327,649(5)                        1.12
                            Sidney R. Knafel                                   34,564(6)                         .12
                            Richard R. Pivirotto                                2,300                            .01
                            D. Ellen Shuman                                     1,029                            .00
                            Joseph T. Stewart, Jr.                             12,560                            .04
                            Raymond S. Troubh                                  40,492(7)                         .14
                            Eugene L. DeStaebler, Jr.                           5,261(8)                         .02
                            Craig A. Grassi                                        21(9)                         .00
                            Maureen E. LoBello                                  1,200(10)                        .00
                            Directors and Officers as a Group               2,178,689(11)                       7.46

                               Name of                                  Amount and Nature of
       Title of Class       Beneficial Owner                            Beneficial Ownership(1)          Percent of Class
------------------------------------------------------------------------------------------------------------------------------------
       Preferred Stock      Arthur G. Altschul, Jr.                           132,200(12)                        1.65%
                            Lawrence B. Buttenwieser                                -                            -
                            Lewis B. Cullman                                        -                            -
                            Spencer Davidson                                  148,000(12)                        1.85
                            Gerald M. Edelman                                       -                            -
                            John D. Gordan, III                                 1,000                             .01
                            Sidney R. Knafel                                        -                            -
                            Richard R. Pivirotto                                    -                            -
                            Joseph T. Stewart, Jr.                              3,000(13)                         .04
                            Raymond S. Troubh                                       -                            -
                            Carole Anne Clementi                                  100                             .00
                            Eugene L. DeStaebler, Jr.                           1,000                             .01
                            Peter P. Donnelly                                     400(14)                         .00
                            Craig A. Grassi                                       460                             .00
                            Maureen E. LoBello                                  1,000(10)                         .01
                            Directors and Officers as a Group                 179,160(15)                        2.24


1   Unless otherwise indicated, the person holding the shares has sole voting and dispositive power over all shares shown.
2   Includes 148,905 shares of Common Stock (.51% of the class) over which Mr. Altschul has shared voting power, 177,563 shares of
    Common Stock (.61% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power and 232,620 shares of Common Stock (.80% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power.
3   Includes 456,737 shares of Common Stock (1.56% of the class)over which Mr. Buttenwieser has shared voting and dispositive power.
4   Includes 1,706 shares of Common Stock (.01% of the class) owned by Mr. Cullman's wife in which he disclaims any beneficial ownership.

5   Includes 318,961 shares of Common Stock (1.09% of the class) over which Mr. Gordan has shared voting and dispositive power.  In addition, his holdings include 1,782 shares of Common Stock (.01% of the class) owned by Mr. Gordan's wife in an individual retirement account in which he disclaims any beneficial ownership.
6   Includes 4,032 shares of Common Stock (.01% of the class) in which Mr. Knafel has voting power and disclaims beneficial ownership.
7   Includes 7,751 shares of Common Stock (.03% of the class) held in a limited partnership in which Mr. Troubh has a 45% interest and of which he is the general partner.
8   Includes 592 shares of Common Stock (.00% of the class) owned by Mr. DeStaebler's wife in which he disclaims any beneficial ownership.
9   Shares owned by Mr. Grassi's nephew in a custodial account in which he disclaims any beneficial ownership.
10  Shares owned by Mrs. LoBello's mother in a family trust in which she disclaims any beneficial ownership.
11  Total excludes duplication of 410,183 shares of Common Stock (1.40% of the class) over which both Mr. Altschul and Mr. Davidson share joint voting and/or dispositive power.
12  Includes 9,200 shares of Preferred Stock (.12% of the class) over which Mr. Altschul has shared voting and dispositive power,
    15,000 shares of Preferred Stock (.19% of the class) over which Mr. Altschul has shared voting power, 78,000 shares of Preferred
    Stock (.98% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, and 30,000 shares of Preferred Stock (.38% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power.
13  Shares owned by Mr. Stewart's wife in which he disclaims any beneficial ownership.
14  Includes 200 shares of Preferred Stock (.00% of the class) owned by Mr. Donnelly's wife in which he disclaims any beneficial ownership.
15  Total excludes duplication of 108,000 shares of Preferred Stock (1.35% of the class) over which both Mr. Altschul and Mr.
    Davidson share joint voting and/or dispositive power.

       In addition to the holdings  reflected in the  foregoing  table,  the Company has the power to vote 613,313  shares of Common
Stock (2.10% of the class) held by the trustee for the Company's Employees' Thrift Plan, as described below.

                         Director Share Ownership Table
     The dollar range of the value of equity securities of the Company beneficially owned by each Director as of December 31, 2004 is as follows:

                                              Dollar Range of
                                             Equity Securities
         Name of Director                     in the Company
         -----------------------------------------------------
         Independent Directors
         ---------------------
         Arthur G. Altschul, Jr.              Over $100,000
         Lawrence B. Buttenwieser             Over $100,000
         Lewis B. Cullman                     Over $100,000
         Gerald M. Edelman                 $50,001-$100,000
         John D. Gordan, III                  Over $100,000
         Sidney R. Knafel                     Over $100,000
         Richard R. Pivirotto              $50,001-$100,000
         D. Ellen Shuman                    $10,001-$50,000
         Joseph T. Stewart, Jr.               Over $100,000
         Raymond S. Troubh                    Over $100,000

         Interested Director
         -------------------
         Spencer Davidson                     Over $100,000

                Meetings of Committees of the Board of Directors

         During 2004 the Company's Board of Directors held six meetings.

     The Audit Committee consists of the following directors: Mr. Sidney R. Knafel, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman and Mr. John D. Gordan, III. These directors are independent of management and the Company. Each of them is also "independent" as such term is defined in The New York Stock Exchange listing standards applicable to the Company. The organization and responsibilities of the Audit Committee are set forth in the Audit Committee Charter (Exhibit A), which has been reviewed by the Audit Committee and approved and adopted by the Board of Directors. Generally, the Audit Committee assists the Board of Directors in its oversight of the
Company's accounting and financial reporting and internal controls, the independent audit of the Company's financial statements, the selection of the independent auditors and the evaluation of the independence of the independent auditors. The Report of the Audit Committee is set forth in Exhibit B. The Audit Committee met twice during the fiscal year, on January 14, and December 8, 2004, and once after the end of the fiscal year, on January 19, 2005.
5

     The Compensation Committee consists of the following directors:  Mr. Joseph
T. Stewart, Jr., Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Sidney R. Knafel, Mr. Richard R. Pivirotto and Mr. Raymond S. Troubh; and Mr. Lewis B. Cullman and Dr. Gerald M. Edelman, alternates. Generally, for the Company, the Compensation Committee reviews the operations of the Company and performance and contributions made during each year by its officers and employees, reviews management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, reviews comparable operating and compensation data of other companies in the investment industry including information and trends provided by an outside consulting firm, and makes recommendations on matters of compensation to the Board of Directors. The Committee met once during the fiscal year on December 8, 2004.

     The Compliance Committee consists of the following  directors:  Mr. Richard
R. Pivirotto, Chairman, Mr. Lawrence B. Buttenwieser, Dr. Gerald M. Edelman and Mr. Joseph T. Stewart, Jr.; and Mr. John D. Gordan, III, alternate. The Compliance Committee was established to work with management to finalize a compliance policies and procedures manual and assist management with a presentation of the policies and procedures to the Board of Directors for its consideration. The Compliance Committee meets at least annually to review with management the Company's policies and procedures designed to prevent violations of Federal Securities Laws. The Committee met once during the fiscal year on September 13, 2004.

     The Executive Committee consists of the following directors: Mr. Richard R. Pivirotto, Chairman, Mr. Lawrence B. Buttenwieser, Mr. Spencer Davidson (an "interested person" of the Company), Dr. Gerald M. Edelman, and Mr. Joseph T. Stewart, Jr.; and Mr. John D. Gordan, III, alternate. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Committee did not meet during the fiscal year.

     The Nominating Committee consists of the following directors (all of the Company's directors who are not "interested persons" of the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended): Mr. Richard R. Pivirotto, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. John D. Gordan, III, Mr. Sidney R. Knafel, Ms. D. Ellen Shuman, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh. The organization and responsibilities of the Nominating Committee are set forth in the Nominating Committee Charter located on the Company's website at www.generalamericaninvestors.com. Generally, the Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Committee will consider nominees recommended by, and respond to related inquiries received from, stockholders. The Committee does not expect to consider self-nominating stockholders. Criteria associated with candidates include factors such as judgment, skill, diversity, experience, the interplay of the candidate's experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the board. All recommendations of a nominee must include biographical data regarding the nominee and the qualifications of the nominee, as well as the basis on which a nominee is or is not an "interested person" of the Company. Recommendations of nominees should be submitted in writing to the Chairman of the Nominating Committee, Mr. Richard R. Pivirotto, at the office of the Company. The Committee met once during the fiscal year on January 14, 2004.

     The Pension Committee consists of the following directors: Mr. John D. Gordan, III, Chairman, Mr. Lewis B. Cullman, Dr. Gerald M. Edelman, Mr. Richard
R. Pivirotto, and Mr. Raymond S. Troubh; and Mr. Sidney R. Knafel and Mr. Joseph
T. Stewart, Jr., alternates. The Pension Committee is responsible for the general administration of the Company's Employees' Retirement Plan and establishes and carries out a funding policy and method consistent with the objectives of the Plan. The Committee met once during the fiscal year, on July 14, 2004.

     During 2004, each Director, except Mr. Altschul, attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he/she serves.


             Stockholder Communications with the Board of Directors

     The Board of Directors provides a process for the Company's Stockholders to send communications to the Board. This can be accomplished by addressing a communication to the Board of Directors or to one or more individual Directors at the office of the Company. Items marked "personal and confidential" would be forwarded to the addressee, unopened; otherwise, communications would be opened and reviewed by the Company's Corporate Secretary who would draft a response with the assistance of other corporate officers and individual Directors (or the entire Board), as deemed necessary. Copies of responses, together with the related original communication, would be provided to each member of the Board, the Chairman of the Board or individual Directors, as deemed appropriate.

     All  Directors  are   encouraged  to  attend  the  annual  meeting  of  the
Stockholders of the Company. Last year, at the Company's annual meeting on April 14, 2004, all of the Directors, except Mr. Pivirotto, were in attendance.
6

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that during 2004 all applicable Section 16(a) filing requirements were met, except that required Form 4 filings by Arthur G. Altschul, Jr. for transactions on January 27, 2004 and November 16, 2004 were filed late.


                                    Officers

     In addition to Mr. Spencer Davidson, President and Chief Executive Officer of the Company, information with respect to whom is set forth above, the officers of the Company include the following. (Officers are elected each year by the Board of Directors at its annual organization meeting in April.) The address of each officer is: c/o General American Investors Company, Inc., 450 Lexington Avenue, Suite 3300, New York, NY 10017.

     Mr. Andrew V. Vindigni, 45, Vice-President since September 1995 and, prior thereto, Assistant Vice-President from January 1991, has been a security analyst with the Company since 1988. Mr. Vindigni is principally responsible for securities in the financial services industry.

     Mr. Eugene L. DeStaebler, Jr., 66, has been Vice-President, Administration since 1978. He was appointed Principal Financial Officer in 2002 and Chief Compliance Officer in 2004.

     Mr. Peter E. de Svastich, 61, Vice-President since January 2005, has been an employee of the Company since November 2004. Prior thereto, he was a Partner and CFO of Decision Capital LLC (January 2002-October 2004), Partner and CFO of Hawkins McEntee LLC (April 2000-December 2001) and President of WestHem International Group (May 1985-March 2000).

     Mr. Peter P. Donnelly, 56, Vice-President since January 1991 and, prior thereto, Assistant Vice-President from January 1984, has been the securities trader for the Company since 1974.

     Mrs. Diane G. Radosti, 52, has been Treasurer since January 1990 and was appointed Principal Accounting Officer in 2003. She has been an employee of the Company since 1980.

     Ms. Carole Anne Clementi, 58, Secretary since October 1994 and, prior thereto, Assistant Secretary from July 1993, has been an employee of the Company since 1982.

     Mr. Craig A. Grassi, 36, Assistant Vice-President since January 2005, has been an employee of the Company since 1991.

     Mrs. Maureen E. LoBello, 54, Assistant Secretary since January 2005, has been an employee of the Company since 1992.
7

                             Executive Compensation

     The following table sets forth the compensation received during 2004 from the Company by its three highest-paid officers and by its directors.

                                                                                                              Pension or
                                                                                                              retirement
                                                                                                Aggregate    benefits accrued
Name of individual                                        Position                           compensation    during 2004(1)
-----------------------------------------------------------------------------------------------------------------------------------
Spencer Davidson                  President and Chief Executive Officer, Director (D)         $2,600,000     $72,000
Andrew V. Vindigni                Vice-President                                               1,200,000      48,000
Eugene L. DeStaebler, Jr.         Vice-President, Administration                                 550,000      36,000
Arthur G. Altschul, Jr.           Director (A)(B)(E)                                              16,750           -
Lawrence B. Buttenwieser          Director, Chairman of the Board (A)(B)(C)(D)(E)                 21,000           -
Lewis B. Cullman                  Director (A)(E)(F)                                              19,000           -
Gerald M. Edelman                 Director (C)(D)(E)(F)                                           17,750           -
John D. Gordan, III               Director (A)(E)(F)                                              21,000           -
Sidney R. Knafel                  Director (A)(B)(E)                                              19,750           -
Richard R. Pivirotto              Director (B)(C)(D)(E)(F)                                        19,500           -
D. Ellen Shuman(2)                Director (E)                                                     8,750           -
Joseph T. Stewart, Jr.            Director (B)(C)(D)(E)                                           17,750           -
Raymond S. Troubh                 Director (B)(E)(F)                                              18,750           -

(A) Member of Audit Committee
(B) Member of Compensation Committee
(C) Member of Compliance Committee
(D) Member of Executive Committee
(E) Member of Nominating Committee
(F) Member of Pension Committee

1 The amounts shown in this column represent the Company's payments made during 2004 to the trustee of the Company's Employees' Thrift Plan, as described below, or accounting reserves established during 2004 under the Company's Excess Contribution Plan, as described below, on behalf of the respective individuals.

2    Became a Director in July 2004.

     During 2004, each director who was not a paid officer of the Company received a fee of $10,000 as an annual retainer, a fee of $1,000 for attendance at each Directors' meeting and $1,000 for each Committee meeting which he or she attended in his or her capacity as a Director ($750 if participation was by telephone).

     With respect to the Company's Employees' Thrift Plan, the Company matches 150% of an employee's contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company's common stock. An employee's interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of service with the Company. Employees whose annual compensation exceeds $150,000 are required to invest their future contributions to the plan in shares of the Company's common stock, and their existing plan balances will be converted into the Company's common stock over the three years next succeeding the attainment of that compensation level.

     The Company has an Employees' Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and, beginning in 2000, bonuses, but only for non-highly compensated employees, exclusive of bonuses for highly compensated employees, overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $50 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age
65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65.
8

     The  following  table  shows  the  estimated  annual  retirement   benefits
(including amounts attributable to the Company's Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:


                                         Estimated Annual Benefits Based Upon Years of Credited Service
---------------------------------------------------------------------------------------------------------------------
     Final Average                               10                20               30                40
       Earnings
   $100,000                                  $16,830          $33,665           $50,495          $61,900
    200,000                                   33,120           66,245            99,365          121,630
    300,000                                   49,410           98,825           148,235          181,360
    400,000                                   65,700          131,405           197,105          241,090
    500,000                                   81,990          163,985           245,975          300,820
    600,000                                   98,280          196,565           294,845          360,550

     For each of the officers of the Company listed in the compensation table on page 8, the following indicates his years of credited service in the Company's Retirement Plan and basic salary for 2004. Spencer Davidson (10) $600,000, Andrew V. Vindigni (16) $400,000 and Eugene L. DeStaebler, Jr. (28) $300,000.

     The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company's Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Such benefits commence at the time benefits commence under the related tax-qualified plan. Messrs. Davidson, Vindigni and DeStaebler are participants in both the Excess Contribution and Excess Benefit Plans.

B. Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

     Proposal (b) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (a majority of non-interested directors voting in person) approving the appointment by the Audit Committee of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2005.

          "RESOLVED, that the appointment by the Audit Committee of the firm of Ernst & Young LLP to be the auditors of the Company with respect to its operations for the year 2005 be and it hereby is approved; and further

          "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct an audit, in accordance with auditing standards generally accepted in the United States, of the financial statements of the Company as of and for the year ending December 31, 2005; and further

          "RESOLVED, that such auditors be and they hereby are authorized and instructed to conduct a review, in accordance with the standards of the Public Company Accounting Oversight Board (United States), of the interim financial statements of the Company as of and for the six months ending June 30, 2005; and further

          "RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that it shall be rejected at the annual meeting of the stockholders of the Company in 2005; and further

          "RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of
     1940) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further

          "RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements above described and the report of such auditors with respect to the review above described shall be addressed to the Board of Directors of the Company and to the stockholders thereof."

     While the rules under the Investment Company Act of 1940, as amended, would permit the Company not to submit to stockholders the ratification of the selection of Ernst & Young LLP as the Company's auditors, it is being done because it continues the Company's long-standing practice to do so and the Company believes that it is good corporate practice.

                                   Audit Fees

     The aggregate fees paid and accrued by the Company for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the Company's annual financial statements and the review of the Company's semi-annual financial statements for 2004 and 2003 were $69,600 and $64,500, respectively.
9

                               Audit-Related Fees

     The aggregate fees paid or accrued by the Company for audit-related professional services rendered by Ernst & Young LLP for 2004 and 2003 were $20,500 and $49,400, respectively. Such services and related fees for 2004 and 2003 included: review of registration statement related to preferred stock offering and provision of comfort letter and consent ($21,150 in 2003), performance of agreed upon procedures relating to the preferred stock basic maintenance reports ($5,000 and $12,750, respectively), review of quarterly employee security transactions and issuance of report thereon ($12,000 in each year) and other audit-related services ($3,500 in each year).

                                    Tax Fees

     The aggregate fees paid or accrued by the Company for professional services rendered by Ernst & Young LLP for the review of the Company's federal, state and city income tax returns and excise tax calculations for 2004 and 2003 were $12,500 and $12,000, respectively.

                                 All Other Fees

     No such fees were billed to the Company by Ernst & Young LLP for 2004 or 2003.

     The   aggregate   fees  paid  or  accrued  by  the  Company  for  non-audit
professional services rendered by Ernst & Young LLP to the Company for 2004 and 2003 were $33,000 and $61,400, respectively.

                       Audit Committee Pre-Approval Policy

     All services to be performed for the Company by Ernst & Young LLP must be pre-approved by the Audit Committee. All services performed during 2004 and 2003 were pre-approved by the Committee.

     A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Christopher D. Votta, Partner, Ernst & Young LLP, 5 Times Square, New York, NY 10036.

C.   Respecting Other Matters Which May Come Before the Meeting

     The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

D.   Allocation of Portfolio Brokerage

     Brokerage commissions paid by the Company during 2004 were $823,839.

     The Company's general policy regarding the execution of securities transactions is to select brokers and dealers on the basis of the most favorable markets, prices and execution of orders. A certain amount of the Company's securities transactions are placed with brokers and dealers who provide brokerage and research services and in these circumstances the commissions paid may be higher than those which might otherwise have been paid to another broker or dealer if those services had not been provided.

     Research services generally include receipt of written reports, attendance at meetings or participation in discussions with respect to specific subjects, such as a company, an industry or the economic outlook. Block availability is also a consideration in determining the selection of brokers.

     In negotiating brokerage commissions on securities transactions, the Company's trader, with his awareness of competitive rates, negotiates the most favorable commission to effect a particular transaction. Size of order and difficulty of execution are considerations in the negotiation. All transactions, including the commission factor, are subject to supervision and review by the Company's officers.

E.   Portfolio Turnover Rate

     The annual rate of the total portfolio turnover for the fiscal year ended December 31, 2004 was 16.71%.

F.   Stockholder Proposals

     In order for a stockholder proposal to be considered for inclusion in the Company's proxy material relating to its 2006 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than November 1, 2005, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.
10

G.   Important Notice Regarding Delivery of Stockholder Documents

     In accordance with a notice sent to certain stockholders of the Company, who share a single address, only one copy of the Proxy Statement and our 2004
Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as "householding", is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our 2004 Annual Report, he or she may contact us at General American Investors Company, Inc., 450 Lexington Avenue, Suite 3300, New York, NY 10017, Attn: Carole Anne Clementi, Corporate Secretary, telephone:
1-800-436-8401, e-mail: InvestorRelations@gainv.com, and we will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact Ms. Clementi, if he or she would like to receive separate proxy statements and annual reports in the future and to revoke his or her consent to householding. If any stockholder revokes his or her consent, we will begin sending such stockholder individual copies of these documents within 30 days after we receive the revocation notice. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting our Corporate Secretary.

     The persons named as appointees for the 2006 annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Company receives notice of the matter by January 16, 2006, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                         --------------------------


     The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others, in their names or custody or in the names of nominees, to forward copies of such material to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. The Company may reimburse such persons for their out-of-pocket expenses incurred in connection therewith.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.
11

                                                                       EXHIBIT A
                                                                       ---------
                             Audit Committee Charter

Committee Membership:
---------------------
The Audit Committee of General American Investors Company, Inc. (the "Company") shall be comprised of at least three directors, each of whom shall not be an "interested person," as defined in Section 2(a)19 of the Investment Company Act of 1940, as amended, (the "1940 Act") of the Company and who is otherwise "independent" under Rule 10A-3 under the Securities Exchange Act of 1934, as amended.(1) The Board of Directors (the "Board") shall determine that each member is "financially literate," and that at least one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment. In addition, the Board shall determine whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission (the "SEC").

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Purposes:
-------------------
The purposes of the Audit Committee are to:
1. assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors; and
2. prepare an audit committee report as required by the SEC for inclusion in the Company's annual proxy statement.

The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Company's financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

The independent auditors shall submit to the Company annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company, including at least the matters set forth in Independence Standards Board Standard No. 1.

The independent auditors shall submit to the Company annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the review(s) of the Company's interim financial statements or services that normally are provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

---------------------------------------

(1)To be considered "independent" under Rule 10A-3 an audit committee member may not (other than in his capacity as a member of the audit committee, the board of directors, or any other board committee) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company. Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service). An audit committee member also may not be an "interested person" under the 1940 Act.

Committee Duties and Responsibilities:
--------------------------------------
To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

  1. with respect to the independent auditors,
     (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the auditor appointment shall be subject to ratification by the Board;
    (ii) to be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm, other than the independent auditors, engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall report directly to the Audit Committee;
    (iii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;
     (iv) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;
      (v) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;
     (vi) to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;
    (vii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner, and consider whether there should be a regular rotation of the audit firm itself; and
   (viii) to take into account the opinions of management in assessing the independent auditors' qualifications, performance and independence;

  2. with respect to accounting principles and policies, financial reporting and internal control over financial reporting,
      (i) to advise management and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;

     (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, or required by other professional standards including reports and communications related to:
               - deficiencies  noted in the audit in the  design or operation of internal controls;
               - consideration of fraud in a financial statement audit;
               - detection of illegal acts;
               - the independent auditors' responsibility under auditing
                 standards generally accepted in the U.S.;
               - any restriction on audit scope;
               - significant accounting policies;
               - significant issues discussed with the national office
                 respecting auditing or accounting issues presented by the engagement;
               - management judgments and accounting estimates;
               - any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);
               - the responsibility of the independent auditors for other information in documents containing audited financial statements;
               - disagreements with management;
               - consultation by management with other accountants;
               - major issues discussed with management prior to retention of the independent auditors;
               - difficulties encountered with management in performing the audit;
               - the independent auditors' judgments about the quality of the entity's accounting principles; and
               - reviews of interim financial statements conducted by the independent auditors;

    (iii) to meet with management and/or the independent auditors:
               - to discuss the scope of the annual audit;
               - to discuss the annual  audited financial statements and interim financial statements, as applicable;
               - to discuss the report of the outside auditors on the Company's system of internal control required to be filed with the
                 Company's Form N-SAR;
               - to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the  independent auditors, relating to the
                 Company's financial statements;
               - to discuss any difficulties the independent auditors
                 encountered in the course of the audit,
                 including any restrictions on their activities or access to requested information and any significant disagreements with management;
               - to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;
               - to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;
               - to discuss the Company's compliance with Subchapter M of the
                 Internal Revenue Code of 1986, as amended;
               - to discuss with management and the outside auditors their respective procedures to assess the representativeness of
                 securities prices provided by external pricing services;
               - to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market
                 quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation; and
               - to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;
                 (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c)
                 the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;
     (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;
      (v) to discuss  guidelines and policies  governing the process by which
          senior   management   of  the  Company  and  the  relevant departments
          of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;
     (vi) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;
    (vii) to discuss with the Company's legal advisors any significant legal compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;
   (viii) to discuss and review the type and presentation of information to be included in earnings press releases;
     (ix) to discuss and review the types of financial information provided pursuant to rating agency guidelines;
      (x) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;
     (xi) to review and discuss any reports concerning material violations submitted to it by outside counsel pursuant to the SEC attorney professional responsibility rules, or otherwise;
    (xii) to establish hiring policies for employees or former employees of the independent auditors; and
3. with respect to reporting and recommendations,
      (i) to  prepare   any   report  or  other   disclosures,   including   any
          recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;
     (ii) to prepare and issue the evaluation required under "Performance Evaluation" below; and
    (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and
          other  matters  as  the  Audit   Committee   may  deem   necessary  or
          appropriate.

Committee Structure and Operations:
-----------------------------------
The Board shall designate one member of the Committee as its chairperson. The Audit Committee shall meet once each fiscal year, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements. The Audit Committee should meet separately periodically with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Delegation to Subcommittee:
---------------------------
The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

Performance Evaluation:
-----------------------
The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee's charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

Resources and Authority of the Audit Committee
----------------------------------------------
The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

     1.   Compensation  to  the  independent   auditors  and  any  other  public
          accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
     2.   Compensation of any advisers employed by the Audit Committee; and
     3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Adopted December 10, 2003

                     [This page intentionally left blank.]

                                                                       EXHIBIT B
                                                                       ---------
                        Report of the Audit Committee of
       The Board of Directors of General American Investors Company, Inc.

     The purposes of the Company's Audit Committee are set forth in the Committee's Charter included as Exhibit A. The purposes include assisting the Board of Directors in its oversight of the Company's financial reporting process and internal controls, the Company's financial statements and the selection of the Company's independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Company's financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.

     In connection with the audited financial statements as of and for the year ended December 31, 2004 included in the Company's Annual Report for the year ended December 31, 2004 (the "Annual Report"), at a meeting held on January 19, 2005, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

     In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Company, and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written statement regarding independence as required by Independence Standards Board Standard No. 1, considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors' independence and discussed with the auditors the auditors' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact "independent."

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Committee's Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report.

     Sidney R. Knafel, Chairman
     Arthur G. Altschul, Jr.
     Lawrence B. Buttenwieser
     Lewis B. Cullman
     John D. Gordan, III




     January 19, 2005
                                      B - 1

                                  COMMON STOCK
                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all shares of Common Stock of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 13, 2005, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2005 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
COMMENTS:

--------------------------------------------------------------------------------

                       ANNUAL MEETING OF STOCKHOLDERS OF

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                                 April 13, 2005

                                  COMMON STOCK
                           PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the   ----------------------------
----   envelope provided as soon as possible.       |COMPANY NUMBER |          |
                             -or-                   ----------------------------
TELEPHONE - Call toll-free 1-800-PROXIES            |ACCOUNT NUMBER |          |
--------- (1-800-776-9437) from any touch-tone      ----------------------------
telephone and follow the instructions. Have your    |               |          |
proxy card available when you call.                 ----------------------------

--------------------------------------------------------------------------------
You may enter your proxy voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------
|  Please detach along perforated line and mail in the envelope provided IF  |
V  you are not voting via telephone.                                         V
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1. Election of the following nominees as Directors:

                                   NOMINEES:
[ ]FOR ALL NOMINEES               ()Mr. Buttenwieser
                                  ()Mr. Cullman
[ ]WITHHOLD AUTHORITY             ()Mr. Davidson
   FOR ALL NOMINEES               ()Dr. Edelman
                                  ()Mr. Gordan
[ ]FOR ALL EXCEPT                 ()Mr. Pivirotto
  (See instructions               ()Ms. Shuman
   below)                         ()Mr. Stewart
                                  ()Mr. Troubh
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ----------- "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:(o)
-------------------------------------------------------------------------------

2. Ratification of the selection of the Ernst & Young LLP as auditors.
                                                          FOR  AGAINST  ABSTAIN
                                                          [ ]    [ ]      [ ]
--------------------------------------------------------------------------------
3. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.
--------------------------------------------------------------------------------

The shares represented by this proxy will be voted as directed by the share-holder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR ALL NOMINEES" in Item 1 and "FOR" Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Stockholder____________________ Date:______________________________

Signature of Stockholder____________________ Date:______________________________

    Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 PREFERRED STOCK
                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                              450 Lexington Avenue
                               New York, NY 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence B. Buttenwieser, Spencer Davidson and Eugene L. DeStaebler, Jr. as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all shares of 5.95% Cumulative Preferred Stock, Series B of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 13, 2005, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2005 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
COMMENTS:

--------------------------------------------------------------------------------

                       ANNUAL MEETING OF STOCKHOLDERS OF

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                                 April 13, 2005

                                 PREFERRED STOCK
                           PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the   ----------------------------
----   envelope provided as soon as possible.       |COMPANY NUMBER |          |
                             -or-                   ----------------------------
TELEPHONE - Call toll-free 1-800-PROXIES            |ACCOUNT NUMBER |          |
--------- (1-800-776-9437) from any touch-tone      ----------------------------
telephone and follow the instructions. Have your    |               |          |
proxy card available when you call.                 ----------------------------

--------------------------------------------------------------------------------
You may enter your proxy voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------
|  Please detach along perforated line and mail in the envelope provided IF  |
V  you are not voting via telephone.                                         V
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE "FOR" ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1. Election of the following nominees as Directors:

                                   NOMINEES:
[ ]FOR ALL NOMINEES               ()Mr. Altschul
                                  ()Mr. Buttenwieser
                                  ()Mr. Cullman
[ ]WITHHOLD AUTHORITY             ()Mr. Davidson
   FOR ALL NOMINEES               ()Dr. Edelman
                                  ()Mr. Gordan
                                  ()Mr. Knafel
[ ]FOR ALL EXCEPT                 ()Mr. Pivirotto
  (See instructions               ()Ms. Shuman
   below)                         ()Mr. Stewart
                                  ()Mr. Troubh
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ----------- "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:(o)
-------------------------------------------------------------------------------

2. Ratification of the selection of the Ernst & Young LLP as auditors.
                                                          FOR  AGAINST  ABSTAIN
                                                          [ ]    [ ]      [ ]
--------------------------------------------------------------------------------
3. In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.
--------------------------------------------------------------------------------

The shares represented by this proxy will be voted as directed by the share-holder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR ALL NOMINEES" in Item 1 and "FOR" Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Stockholder____________________ Date:______________________________

Signature of Stockholder____________________ Date:______________________________

    Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.